Supplement to the John Hancock Money Market Funds prospectus dated July 31, 2002

John Hancock Money Market Fund

For the John Hancock Money Market Fund, the "Your Expenses" section on page five has been deleted and replaced with the following:

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses1             Class A      Class B     Class C
--------------------------------------------------------------------------------

Maximum sales charge (load)                      none        5.00%       2.00%
Maximum sales charge (load) on purchases
as a % of purchase price                         none         none       1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                none        5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                     Class A      Class B     Class C
--------------------------------------------------------------------------------

Management fee                                  0.50%        0.50%       0.50%
Distribution and service (12b-1) fees           0.25%        1.00%       1.00%
Other expenses                                  0.35%        0.35%       0.35%
Total fund operating expenses                   1.10%        1.85%       1.85%
Expense reduction (at least until 7-31-03)2     0.20%        0.10%       0.10%
Net annual operating expenses3                  0.90%        1.75%       1.75%

The hypothetical example below shows what your expenses would be after the expense reduction (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                           Year 1      Year 3       Year 5     Year 10
--------------------------------------------------------------------------------

Class A                               $92        $330         $587      $1,322
Class B with redemption              $678        $872       $1,191      $1,965
Class B without redemption           $178        $572         $991      $1,965
Class C with redemption              $375        $666       $1,081      $2,239
Class C without redemption           $276        $666       $1,081      $2,239

1 A $4.00 fee will be charged for wire redemptions.
2 Reflects adviser's contractual agreement to limit maximum rate of management fee to 0.40% and distributor's contractual agreement to limit 12b-1 fee on Class A shares to 0.15% until at least 7-31-03.
3 The distributor has agreed to reduce the fund's distribution and service
  (12b-1) fees on Class B and Class C shares by 0.80%. This expense reduction is not contractual and may be discontinued at any time. Net annual operating expenses after taking into account this expense reduction are 0.95% and 0.95% for Class B and Class C, respectively.



June 26, 2003

                                                                      MNYPS 6/03